Exhibit 99.3

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK

In re: SPIRIT FINANCE CAYMAN 1 LTD., Debtor.[1]	Chapter 11 Case No. 24-12038 (SHL)

GLOBAL NOTES AND STATEMENT OF
LIMITATION, METHODOLOGY, AND DISCLAIMERS REGARDING
THE POST CONFIRMATION REPORT FOR THE PERIOD ENDING MARCH 31, 2025

The Reorganized Debtors2 prepared the attached monthly operating report for the period beginning March 12, 2025 (the “Effective Date”), and ending on March 27, 2025, or March 31, 2025, as applicable (together herewith and with all exhibits and schedules thereto, the “PCR”).

On November 18, 2024, Spirit Airlines, Inc. (n/k/a Spirit Airlines, LLC) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”).  On November 25, 2024, Spirit Airlines, Inc.’s subsidiaries (collectively, the “Cayman Debtors”) filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the Bankruptcy Court.  The Chapter 11 Cases were jointly administered for procedural purposes only pursuant to Bankruptcy Rule 1015(b), as ordered by the Bankruptcy Court [ECF No. 121].

On February 20, 2025, the Bankruptcy Court entered the Confirmation Order [ECF No. 500] confirming the Plan and granting related relief.  The Plan became effective and was substantially consummated on March 12, 2025 [ECF No. 533].  On March 27, 2025, the Bankruptcy Court entered the (I) Final Decree Closing Certain of the Chapter 11 Cases and (II) Order Amending the Joint Administration Order [ECF No. 546] (the “First Final Decree”), closing all the Chapter 11 Cases other than that of Spirit Finance Cayman 1 Ltd. (No. 24-12038) (the “Open Case”).

The following notes and statements and limitations pertain to, are incorporated by reference in, and comprise an integral part of, the PCR, and should be referred to and considered in connection with any review thereof.

1.	Basis of Presentation. The Reorganized Debtors and their affiliates (collectively, “Spirit”) prepared the PCR with the assistance of their advisors and professionals, and are filing it solely

1 The last four digits of the Reorganized Debtor’s employer identification number are 7020. The Reorganized Debtor’s mailing address is 1731 Radiant Drive, Dania Beach, FL 33004.

2 Capitalized terms used but not immediately or otherwise defined herein shall have the meanings ascribed to them elsewhere herein or in the First Amended Joint Chapter 11 Plan of Reorganization of Spirit Airlines, Inc. and Its Debtor Affiliates [ECF No. 500, Ex. A] (the “Plan”), as applicable. The rules of interpretation set forth in Article I.B of the Plan shall apply hereto.

for purposes of complying with the reporting requirements applicable in the Chapter 11 Cases.  There can be no assurance that such information is complete, and the PCR may be subject to revision.

This PCR is unaudited, limited in scope, and has not been prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder, but has been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) (except that the PCR does not include all information and footnotes required by U.S. GAAP).

Spirit and its agents, advisors, attorneys, and other professionals undertake no responsibility to indicate variations from securities laws, other laws, or generally accepted accounting principles herein, or for any evaluations of Spirit based on this financial information or any other information.  This information has not been subjected to audit procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework, and upon application of such procedures, the presented financial information could be subject to material changes.  The PCR is not intended to reconcile to any financial statements otherwise prepared or distributed by or for Spirit.  Each signatory to the PCR has necessarily relied upon the efforts, statements, advice, and representations of Spirit personnel and their agents, advisors, attorneys, and other professionals.  Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the PCR.

The financial information contained herein is presented per Spirit’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or SEC reporting purposes or in accordance with U.S. GAAP.

2.	Reporting Period. Unless otherwise noted, the PCR reflects Spirit’s books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made to activity occurring after the close of the reporting period. For Spirit Finance Cayman 1 Ltd., this PCR encompasses activity from March 12, 2025, until the end of the first quarter, March 31, 2025. For all other Reorganized Debtors (i.e., the Reorganized Debtors whose Chapter 11 Cases were closed pursuant to the First Final Decree (the “Closed Cases”)), this PCR encompasses activity from March 12, 2025, through and including March 27, 2025.

3.	Use of Information. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. The PCR should not be used or relied upon for any other purpose, including for information relating to Spirit’s current or future financial condition or performance or for purchasing, selling, or transferring the claims against or equity interests in Spirit.

4.	Reservation of Rights. Although Spirit and its advisors made reasonable efforts to ensure that the PCR is as accurate and complete as possible under the circumstances and based on information available at the time of preparation, inadvertent errors or omissions may have

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occurred. Spirit hereby reserves all rights to dispute the nature, amount, validity, status, enforceability, or executory natures of any claim, agreement, representation, or other statement set forth in this PCR. Further, Spirit reserves the right to amend or supplement the PCR in all respects, as it deems necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this PCR shall constitute a waiver of Spirit’s rights or an admission of any kind with respect to these Chapter 11 Cases or any claim of or against Spirit.

5.	Specific PCR Disclosures.

Part 1: Summary of Transfers

Cash Disbursements

Cash disbursements are based on Spirit’s bank activities.  Where applicable, Spirit converts non-USD cash balances to USD using applicable currency exchange rates from the last day of the applicable month.  As a result, changes in currency exchange rates give rise to month-over-month fluctuations in cash balances which are reported in USD.

Intercompany receipts and disbursements amongst the Reorganized Debtors are excluded from Part 1.  As such, the ending cash balances in Part 1 are reflected excluding those transfers and may not reconcile to the Debtor’s bank activities or books and records.

Non-cash Securities Transferred

Upon emergence, in accordance with the Plan, the Reorganized Debtors issued of 40,322,578 units of New Equity Interests (including in the form of Pre-Funded Warrants), at $18.21 per unit.

Part 2: Pre-Confirmation Professional Fees and Expenses

Part 2(b) reflects payments made in accordance with the Bankruptcy Court’s Order Authorizing the Retention and Compensation of Professionals Utilized in the Ordinary Course of Business [ECF No. 266].

Part 2(c) includes payments made to professionals of various creditor constituencies in the Chapter 11 Cases (including in accordance with the Bankruptcy Court’s Final DIP Order [ECF No. 257]).

Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan

Administrative Claims

Among other things, this category includes payment in full of all DIP Superpriority Claims, payments made to professionals of various creditor constituencies in the Chapter 11 Cases, post-confirmation payments made to various ordinary course professionals in accordance with the Bankruptcy Court’s Order Authorizing the Retention and Compensation of Professionals Utilized in the Ordinary Course of Business [ECF No. 266], post-confirmation payments made to Epiq Corporate Restructuring LLC in its capacity as claims and noticing agent in the Chapter 11 Cases [ECF No. 50], and payment of certain U.S. Trustee Fees.

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Finally, because the Plan requires that all other Allowed Administrative Claims—including such Claims that arose in the ordinary course of the Debtors’ business—be paid upon emergence or upon such payments becoming due, Spirit Airlines, LLC’s PCR indicates that all Administrative Claims have been paid or are in line to be paid.

Secured Claims

This category includes Other Secured Claims, Prepetition RCF Claims, and Senior Secured Notes Claims.  Because the Plan requires that all Allowed Other Secured Claims—including such Claims that arose in the ordinary course of the Debtors’ business—be paid in full upon emergence or upon such payments becoming due, or that such Claims be Reinstated, Spirit Airlines, LLC’s PCR indicates that all such Claims have been paid.

Priority Claims

Because the Plan requires that all Allowed Tax Priority Claims and Other Priority Claims—including such Claims that arose in the ordinary course of the Debtors’ business—be paid in full upon emergence or upon such payments becoming due, or that such Claims be Reinstated, Spirit Airlines, LLC’s PCR indicates that all such Claims have been paid.

General Unsecured Claims

This category includes Convertible Notes Claims and General Unsecured Claims.  Because the Plan requires that all Allowed and General Unsecured Claims—including such Claims that arose in the ordinary course of the Debtors’ business—be Reinstated or otherwise Unimpaired, Spirit Airlines, LLC’s PCR indicates that all such Claims have been paid.

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UNITED STATES BANKRUPTCY COURT Southern DISTRICT OF New York In re: Spirit Airlines, LLC Debtor(s) † † † † Case No. 24 - 11988 Lead Case No. 24 - 11988 Jointly Administered Post - confirmation Report Chapter 11 Quarter Ending Date: 03/31/2025 Petition Date: 11/18/2024 Plan Confirmed Date:02/20/2025 Plan Effective Date: 03/12/2025 Printed Name of Responsible Party /S/ Moshe Melcer Moshe Melcer Date Signature of Responsible Party 06/06/2025 450 Lexington Ave New York, NY 10017 Address STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. † 1320.4(a)(2) applies. Reorganized Debtor Other Authorized Party or Entity: This Post - confirmation Report relates to: UST Form 11 - PCR (12/01/2021) 1 Name of Authorized Party or Entity

UST Form 11 - PCR (12/01/2021) 2 Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 Part 1: Summary of Post - confirmation Transfers Total Since Effective Date Current Quarter $939,970,921 $939,970,921 a. Total cash disbursements $734,370,017 $734,370,017 b. Non - cash securities transferred $0 $0 c. Other non - cash property transferred $1,674,340,938 $1,674,340,938 d. Total transferred (a+b+c) Part 2: Preconfirmation Professional Fees and Expenses Paid Cumulative Paid Current Quarter Approved Cumulative Approved Current Quarter a. Professional fees & expenses (bankruptcy) incurred by or on behalf of the debtor Aggregate Total Itemized Breakdown by Firm Role Firm Name i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix

UST Form 11 - PCR (12/01/2021) 3 Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi

Debtor's Name Spirit Airlines, LLC Case No. 24-11988

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				Approved Current Quarter	Approved Cumulative	Paid Current Quarter	Paid Cumulative
b.	Professional fees & expenses (nonbankruptcy) incurred by or on behalf of the debtor		*Aggregate Total*	$238,370	$238,370	$238,370	$238,370
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i						
	ii	ESTUDIO SPINGARN & MAR	Other	$10,834	$10,834	$10,834	$10,834
	iii	GREENBERG TRAURIG PA	Other	$5,160	$5,160	$5,160	$5,160
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	vi	LITTLER MENDELSON	Other	$28,114	$28,114	$28,114	$28,114

UST Form 11-PCR (12/01/2021) 4

Debtor's Name Spirit Airlines, LLC Case No. 24-11988

	vii	KIRSTEIN & YOUNG PLLC	Other	$125,362	$125,362	$125,362	$125,362
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	ix	SMITH GAMBRELL & RUSS	Other	$43,769	$43,769	$43,769	$43,769
	x	FRANK WEINBERG & BLAC	Other	$3,173	$3,173	$3,173	$3,173
	xi	ABOGADOS SIERRA Y VAZ	Other	$11,529	$11,529	$11,529	$11,529
	xii	ALEJANDRO FRANCO, P.A.	Other	$4,926	$4,926	$4,926	$4,926
	xiii	FORD & HARRISON LLP	Other	$780	$780	$780	$780
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	xxiv	MC AFEE & TAFT	Other	$4,724	$4,724	$4,724	$4,724
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UST Form 11-PCR (12/01/2021) 5

Debtor's Name Spirit Airlines, LLC Case No. 24-11988

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UST Form 11-PCR (12/01/2021) 6

Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci $4,990,205 $4,990,205 $4,990,205 $4,990,205 c. All professional fees and expenses (debtor & committees) Part 3: Recoveries of the Holders of Claims and Interests under Confirmed Plan 90% 84% 0% 37% % Paid of Allowed Claims Allowed Claims Paid Cumulative Paid Current Quarter Total Anticipated Payments Under Plan $357,630,624 $322,441,197 $322,441,197 $357,630,624 a. Administrative claims $1,400,000,000 $1,178,549,815 $1,178,549,815 $1,178,549,815 b. Secured claims $0 $0 $0 $0 c. Priority claims $525,477,416 $196,173,579 $196,173,579 $196,173,579 d. General unsecured claims $0 $0 $0 e. Equity interests Part 4: Questionnaire Yes No 03/27/2025 a. Is this a final report? If yes, give date Final Decree was entered: If no, give date when the application for Final Decree is anticipated: b. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. † 1930? Yes No UST Form 11 - PCR (12/01/2021) 7

Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 Privacy Act Statement 28 U.S.C. † 589b authorizes the collection of this information and provision of this information is mandatory. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. † 1930(a)(6) and to otherwise evaluate whether a reorganized chapter 11 debtor is performing as anticipated under a confirmed plan. Disclosure of this information may be to a bankruptcy trustee when the information is needed to perform the trustee's duties, or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST - 001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/ rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case, or other action by the United States Trustee. 11 U.S.C. † 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Post - confirmation Report and its attachments, if any, are true and correct and that I have been authorized to sign this report. Title /S/ Fred Cromer Signature of Responsible Party Chief Financial Officer Fred Cromer Printed Name of Responsible Party 06/06/2025 Date UST Form 11 - PCR (12/01/2021) 8

Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 Page 1 Page 2 Minus Tables Bankruptcy Table 1 - 50 Other Page 1 UST Form 11 - PCR (12/01/2021) 9

Debtor's Name Spirit Airlines, LLC Case No. 24 - 11988 Non - Bankruptcy Table 51 - 100 Non - Bankruptcy Table 1 - 50 Part 3, Part 4, Last Page Bankruptcy Table 51 - 100 UST Form 11 - PCR (12/01/2021) 10